2022 Third Quarter Results Gentherm, Inc. November 2, 2022 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including that: the current supply-constrained environment the Company is facing involving component shortages, manufacturing disruptions, logistics challenges and inflationary pressures, and any future material delays or inflationary pressures in the supply chain of the Company or the automotive original equipment manufacturers or first tier suppliers supplied by the Company; the period of sustained price increases for various material components and shipping costs currently experienced in the automotive industry, which may continue for longer than the Company expects; risks relating to the Company’s recent acquisitions of Alfmeier and Dacheng Medical (the “Acquisitions”), including: the Company’s increased debt leverage following the closing of the Acquisitions; risks inherent in the achievement of expected financial results, growth prospects and cost synergies for each of the Acquisitions and the timing thereof; and integration risks; the impact of industry or consumer behaviors on future automotive vehicle production and the Company’s strategy to develop and sell products tailored to evolving market demands, including the development and use of autonomous and electric vehicles and increasing use of car- and ride-sharing and on-demand transportation as a service, as well as related regulations; labor shortages, wage inflation and work stoppages impacting the Company, its suppliers or customers; the COVID-19 pandemic and its direct and indirect adverse impacts on the automobile and medical industries and global economy, which had, and are likely to continue to have, an adverse effect on, among other things, the Company’s results of operations, financial condition, cash flows, liquidity, business operations, and stock price; borrowing availability under the Company’s revolving credit facility; the Company’s failure to be in compliance with covenants under its debt agreements, which could result in the amounts outstanding thereunder being accelerated and becoming immediately due and payable; the Company’s ability to obtain additional financing by accessing the capital markets, which may not be available on acceptable terms or at all; the macroeconomic environment, including its impact on the automotive industry, which is cyclical; any significant declines in automobile production; market acceptance of the Company’s existing or new products, and new or improved competing products developed by competitors with greater resources; shifting customer preferences, including due to the evolving use of automobiles and technology; the Company’s ability to project future sales volumes, based on which the Company manages its business; reductions in new business awards due to the macroeconomic environment, COVID-19 and related uncertainties; the Company’s ability to convert new business awards into product revenues; the loss, material reduction in sales from or the insolvency of any of the Company’s key customers, including due to M&A or other market consolidation of OEMs and Tier 1s; the loss of any key suppliers; the impact of price downs in the ordinary course, or additional increased pricing pressures from the Company’s customers; the feasibility of Company’s development of new products on a timely, cost effective basis, or at all; security breaches and other disruptions to the Company’s IT systems; changes in free trade agreements or the implementation of additional tariffs, and the Company’s ability to pass-through tariff costs; unfavorable changes to currency exchange rates and interest rates; the Company’s ability to protect its intellectual property in certain jurisdictions; the Company’s ability to effectively implement restructuring and other cost-savings measures or realize the full amount of estimated savings; compliance with, and increased costs related to, domestic and international regulations, including potential climate change regulations; the Ukraine-Russia conflict, which has led to and could lead to further challenges and disruptions in our manufacturing operations in our Ukraine facility and further global economic sanctions and market disruptions, including significant volatility in commodity prices, credit and capital markets, supply constraints of natural gas, as well as supply chain interruptions; changes in government leadership and laws, political instability and economic tensions between governments, including as a result of the ongoing Ukraine-Russian conflict; and severe weather conditions and natural disasters and any resultant disruptions on the supply or production of goods or services or customer demands. The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or elsewhere Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, Net Debt, organic revenue, revenue excluding acquired businesses and foreign currency translation, revenue excluding foreign currency translation, and gross margin rate excluding acquired businesses, each a non-GAAP financial measure. See the Company’s earnings release dated November 2, 2022 for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations.    * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures.

Automotive Highlights Record revenue performance despite significant industry headwinds 18 Vehicle launches with 12 OEMs in 3Q Multiple CCS® product launches BMW 7 Series         Great Wall HAVAL H6 & X-Pao     Honda XR-V & Vezel     Toyota Sequoia     XPeng G9 ClimateSense® technology to launch on the 2024 Cadillac CELESTIQ  Alfmeier integration well under way

New Automotive Business Awards Strong demand of thermal and pneumatic comfort solutions for Automotive $430M in awards in 3Q including Alfmeier Awarded first joint thermal and pneumatic comfort award from one of the largest global EV manufacturers Multiple CCS® awards Buick GMC Hyundai Land Rover 8 Steering Wheel Heater awards across 6 OEMs

Medical Highlights Challenging conditions still affecting the hospital market Revenue up 4 percent year over year, excluding the impact of foreign currency translation Won 8 competitive hospital awards in China Secured a key Blanketrol® III order from US Med-Equip, growing the rental market Won Blanketrol® III awards at Virginia Hospital System and University Hospital in New Jersey Grew international business with Hemotherm, Warm Air and Astopad awards

Selected Income Statement Data Three Months Ended September 30, Nine Months Ended September 30, (Dollars in thousands, except per share data) 2022 2021 2022 2021 Product Revenues $332,962 $243,384 $861,334 $797,924 Automotive 322,555 233,028 829,570 767,503 Medical 10,407 10,356 31,764 30,421 Gross Margin 80,352 69,387 203,842 236,269 Gross Margin % 24.1% 28.5% 23.7% 29.6% Operating Expenses 57,531 48,683 159,095 143,144 Operating Income 22,821 20,704 44,747 93,125 Adjusted EBITDA 43,177 30,481 91,591 126,020 Adjusted EBITDA Margin 13.0% 12.5% 10.6% 15.8% Diluted EPS - As Adjusted $0.70 $0.51 $1.36 $2.40

Selected Balance Sheet Data (Dollars in thousands)   September 30, 2022 December 31, 2021 Cash and Cash Equivalents $139,163 $190,606 Total Assets 1,241,333 935,343 Debt 235,540 38,750 Current 3,540 2,500 Non-Current 232,000 36,250 Revolving LOC Availability 264,460 440,000 Total Liquidity 403,623 630,606

Product Revenue (1)(2)(4) $1.15B - $1.25B Adjusted EBITDA Margin(1)(3)(4) 10% - 12% Effective Tax Rate 29% - 31% Capital Expenditures(5) $50M - $60M Maintains Total Company 2022 Guidance* * Includes the completed acquisition of Alfmeier as of August 1, 2022, and the completed acquisition of Dacheng Medical as of July 13, 2022. Based on the current forecast of customer orders, supply chain constraints, estimated recovery of industry-wide semiconductor supply, and light vehicle production in the Company’s key markets growing at a low single-digit rate in 2022 versus 2021. Foreign exchange rate assumed at current levels. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided. Assumes approximately $100 million of product revenues and low single digit EBITDA margin rate from the acquisitions. Includes the forecasted spending for Alfmeier.

Appendix

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended September 30, Nine Months Ended September 30,   2022 2021 2022 2021 Net Income $9,827 $15,686 $28,646 $73,386 Add Back: Depreciation and Amortization 11,774 9,859 30,259 29,182 Income Tax Expense 5,784 4,646 13,998 17,959 Interest (Income) Expense (714) 515 1,285 2,184 Adjustments: Restructuring Expenses 6 749 561 3,631 Unrealized Currency Loss (Gain) 5,308 (1,039) (1,032) (1,345) Acquisition Expenses 11,349 65 18,357 1,023 Other (157) — (483) — Adjusted EBITDA $43,177 $30,481 $91,591 $126,020 Product Revenues $332,962 $243,384 $861,334 $797,924 Net Income Margin 3.0% 6.4% 3.3% 9.2% Adjusted EBITDA Margin 13.0% 12.5% 10.6% 15.8%

Reconciliation of Adjusted EPS Three Months Ended September 30, Nine Months Ended September 30,   2022 2021 2022 2021 Diluted EPS - As Reported $0.29 $0.47 $0.86 $2.19 Non-Cash Purchase Accounting Impact 0.08 0.07 0.19 0.19 Restructuring Expenses — 0.02 0.02 0.11 Unrealized Currency (Gain) Loss 0.16 (0.03) (0.03) (0.04) Acquisition Expenses 0.34 — 0.55 0.03 Other — — (0.01) — Tax Effect of Above (0.17) (0.02) (0.21) (0.08) Rounding — — (0.01) — Diluted EPS - As Adjusted $0.70 $0.51 $1.36 $2.40